                                                                    EXHIBIT 10.7


This Agreement BETWEEN ROBOCOM PROPERTIES, INC., 511 Ocean Avenue, Massapequa, New York 11758 as Landlord and ROBOCOM SYSTEMS, INC., 511 Ocean Avenue, Massapequa, New York 11758 as Tenant

Witnesseth: The Landlord hereby leases to the Tenant the following premises:

511 Ocean Avenue, Massapequa, New York for the term of ten (10) years to commence from the 1st day of June 1989 and to end on the 31st day of May 1999 to be used and occupied only for upon the conditions and covenants following:

1st. That the tenant shall pay the annual rent of $120,000.00 yearly said rent to be paid in equal monthly payments in advance on the 1st day of each and every month during the term aforesaid, as follows:

     6/1/89-5/31/90--$10,000.00/mo     6/1/94-5/31/95--$10,000,00/mo
     6/1/90-5/31/91--$10,000.00/mo     6/1/95-5/31/96--$10,000.00/mo
     6/1/91-5/31/92--$10,000~00/mo     6/1/96-5/31/97--$10,000,00/mo
     6/1/92-5/31/93--S10,000.00/mo     6/1/97-5/31/98--$10,000.00/mo
     6/1/93-5/31/94--S10,000.00/mo     6/1/98-5/31/99--$10,000.00/mo

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs except structural and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the <ILLEGIBLE>.

ROBOCOM PROPERTIES INC.
511 OCEAN AVENUE, MASSAPEQUA, NEW YORK 11758 (516) 795-5100
--------------------------------------------------------------------------------

                               AMENDMENT OF LEASE

     The lease agreement entered into between ROBOCOM Properties Inc. and ROBOCOM Systems Inc. is hereby amended as follows; effective, January l, 1990.

     1.   The tenant shall pay the annual rent of $144,000 yearly.

     2. Said rent to be paid in equal monthly payments in advance on the first day of each and every month during the term aforesaid, as follows:

6/1/89 - 12/31/89 - $10,000.00/mo         1/1/95 - 12/31/95 - $12,000.00/mo
1/1/90 - 12/31/90 - $12,000.00/mo         1/1/96 - 12/31/96 - $12,000.00/mo
1/1/91 - 12/31/91 - $12,000.00/mo         1/1/97 - 12/31/97 - $12,000.00/mo
1/1/92 - 12/31/92 - $12,000.00/mo         1/1/98 - 12/31/98 - $12,000.00/mo
1/1/93 - 12/31/93 - $12,000.00/mo         1/1/99 - 05/31/99 - $12,000.00/mo
1/1/94 - 12/31/94 - $12,000.00/mo

ROBOCOM SYSTEMS INC.                    ROBOCOM PROPERTlES INC.

BY:  /s/  Irwin Baladan                 BY:  /s/     <illegible>
     --------------------------              ---------------------------------
TITLE: President                        TITLE: Vice Pres
       ------------------------                -------------------------------
DATE:  12/21/89                         DATE: 12/21/89
       ------------------------               --------------------------------

ROBOCOM PROPERTIES INC.

511 OCEAN AVENUE, MASSAPEQUA, NEW YORK 11758 (516) 795-5100
--------------------------------------------------------------------------------

                               AMENDMENT OF LEASE

     The lease agreement entered into between ROBOCOM Properties Inc and ROBOCOM Systems Inc. is hereby amended as follows; effective, June 1, 1991.

     1.   The tenant shall pay the annual rent of $168,000 yearly.

     2. Said rent to be paid in equal monthly payments in advance on the first day of each and every month during the term aforesaid, as follows:

      06/1/89 - 12/31/89 - $10,000.00/mo     1/1/95 - 12/31/95 - $14,000.00/mo
      01/1/90 - 12/31/90 - $12,000.00/mo     1/1/96 - 12/31/96 - $14,000.00/mo
      01/1/91 - 05/31/91 - $12,000.00/mo     1/1/97 - 12/31/97 - $14,000.00/mo
      06/1/91 - 12/31/91 - $14,000.00/mo     1/1/98 - 12/31/98 - $14,000.00/mo
      01/1/92 - 12/31/92 - $14,000.00/mo     1/1/99 - 05/31/99 - $14,000.00/mo
      01/1/93 - 12/31/93 - $14,000.00/mo
      01/1/94 - 12/31/94 - $14,000.00/mo



ROBOCOM SYSTEMS INC.                             ROBOCOM PROPERTlES INC.

BY:  /s/  Irwin Baladan                 BY:  /s/     <illegible>
     --------------------------              ---------------------------------
TITLE: President                        TITLE: Vice Pres
       ------------------------                -------------------------------
DATE:  5/31/91                          DATE: 5/31/91
       ------------------------               --------------------------------

                               AMENDMENT OF LEASE

     The lease agreement entered into between ROBOCOM PROPERTIES, INC. and ROBOCOM SYSTEMS, INC. is hereby amended as follows, effective January 1, 1997:

     1. The tenant shall pay the annual rent of $168,000 yearly. Said rent is to be paid in equal monthly payments in advance of the first day of each month and every month during the term, at $14,000 per month.

     2. The rent for future years, beginning January 1, 1998, shall be adjusted by the ratio of the prime rate as published on January 2 of each year subsequent to the prime rate of January 2, 1997 - such rate being 8 1/4%. Said rent to be paid in equal monthly payments in advance of the first day of each and every month.

     3.   Rent shall not be less than $14,000 per month.


ROBOCOM SYSTEMS INC.                           ROBOCOM PROPERTlES INC.

BY:  /s/  Irwin Baladan                 BY:  /s/0<illegible>
     --------------------------              ---------------------------------
TITLE: President                        TITLE: Vice Pres
       ------------------------                -------------------------------
DATE:  1/9/97                           DATE: 1/9/97
       ------------------------               --------------------------------